                                                             Exhibit No. (24)


     POWER  OF  ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1998 (including any amendments thereto) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 20th day of July, 1999.

                                             /s/  John  F.  Bergstrom
                                             ------------------------
                                             John  F.  Bergstrom

     POWER  OF  ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1998 (including any amendments thereto) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 20th day of July, 1999.

                                             /s/  Pastora  San  Juan  Cafferty
                                             ---------------------------------
                                             Pastora  San  Juan  Cafferty

     POWER  OF  ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1998 (including any amendments thereto) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 20th day of July, 1999.


                                             /s/  Paul  J.  Collins
                                             ----------------------
                                             Paul  J.  Collins

     POWER  OF  ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1998 (including any amendments thereto) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 20th day of July, 1999.


                                             /s/  Robert  W.  Decherd
                                             ------------------------
                                             Robert  W.  Decherd

     POWER  OF  ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1998 (including any amendments thereto) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 20th day of July, 1999.


                                             /s/  William  O.  Fifield
                                             -------------------------
                                             William  O.  Fifield

     POWER  OF  ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1998 (including any amendments thereto) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 20th day of July, 1999.


                                             /s/  Claudio  X.  Gonzalez
                                             --------------------------
                                             Claudio  X.  Gonzalez

     POWER  OF  ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1998 (including any amendments thereto) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 20th day of July, 1999.


                                             /s/  Louis  E.  Levy
                                             --------------------
                                             Louis  E.  Levy

     POWER  OF  ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1998 (including any amendments thereto) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 20th day of July, 1999.


                                             /s/  Frank  A.  McPherson
                                             -------------------------
                                             Frank  A.  McPherson

     POWER  OF  ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1998 (including any amendments thereto) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 20th day of July, 1999.


                                             /s/  Linda  Johnson  Rice
                                             -------------------------
                                             Linda  Johnson  Rice

     POWER  OF  ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1998 (including any amendments thereto) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 20th day of July, 1999.


                                             /s/  Wayne  R.  Sanders
                                             -----------------------
                                             Wayne  R.  Sanders

     POWER  OF  ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1998 (including any amendments thereto) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 20th day of July, 1999.


                                             /s/  Wolfgang  R.  Schmitt
                                             --------------------------
                                             Wolfgang  R.  Schmitt

     POWER  OF  ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1998 (including any amendments thereto) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 20th day of July, 1999.


                                             /s/  Randall  L.  Tobias
                                             ------------------------
                                             Randall  L.  Tobias